Exhibit 99.1

              Digital River Reports Third Quarter Financial Results

                     Q3 revenue up 42 percent year-over-year

     MINNEAPOLIS--(BUSINESS WIRE)--Oct. 26, 2006--Digital River, Inc. (NASDAQ:DRIV), a global leader in e-commerce outsourcing, today reported its third quarter 2006 financial results.

     Q3 Revenue

     Third quarter revenue totaled $75.3 million, an increase of 42 percent from revenue of $53.2 million in the third quarter of 2005.

     Q3 GAAP Results

     Third quarter GAAP net income was $14.8 million, or $0.33 per diluted share, including $3.5 million of stock-based compensation expense. This compared to net income of $12.4 million, or $0.31 per diluted share, including no stock-based compensation expense in the third quarter of 2005. These results represent a year-over-year increase of 20 percent in GAAP net income and 6 percent in GAAP diluted net income per share.

     Q3 Non-GAAP Results

     Based on the Company's non-GAAP measurements, third quarter non-GAAP net income was $18.7 million, or $0.41 per diluted share, compared to net income, on a similar basis, of $13.2 million, or $0.31 per diluted share in the third quarter of 2005. This represents a year-over-year increase of 42 percent in non-GAAP net income and 32 percent in non-GAAP diluted net income per share.

     Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related intangibles, and beginning in 2006, stock-based compensation expense, to calculate non-GAAP pre-tax income. This figure is then taxed at 31 percent, the Company's anticipated long-term effective tax rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement.

     "Our ability to execute on our business objectives contributed to our solid third quarter financial performance and strong cash flows," said Joel Ronning, Digital River's CEO. "The announcements this week of our expanded relationships with Symantec and Microsoft serve as further testimony to our ability to grow our business and deliver a compelling value proposition for our clients. We believe we are well positioned to capitalize on growth opportunities before us in 2007."

     Nine Months Ended September 30, 2006, Revenue

     For the nine month period ended September 30, 2006, the Company reported revenue of $224.6 million. This represents a 41 percent increase from revenue of $158.9 million in the similar period of the prior year.

     Nine Months Ended September 30, 2006, GAAP Results

     For the nine month period ended September 30, 2006, GAAP net income was $44.5 million, or $1.04 per diluted share, including $10.4 million of stock-based compensation expense. This compared to net income of $36.6 million, or $0.92 per diluted share, including no stock-based compensation expense for the same period in 2005.

     Nine Months Ended September 30, 2006, Non-GAAP Results

     Through September 30, 2006, based on the Company's non-GAAP measurements, non-GAAP net income was $58.2 million, or $1.32 per diluted share, compared to net income on a similar basis of $40.1 million, or $0.96 per diluted share for the same period in 2005.

     Q4 2006 Guidance

     Forward-looking guidance for the fourth quarter ending December 31, 2006, is as follows:

     --   Revenue of $82.4 million;

     -- GAAP diluted net income per share of $0.35, including stock-based compensation expense of $3.6 million and a quarterly GAAP tax rate of 33 percent; and

     --   Non-GAAP diluted net income per share of $0.46.

     Full Year 2006 Guidance

     Forward-looking guidance for the full year ending December 31, 2006, is as follows:

     --   Revenue of $307 million;

     -- GAAP diluted net income per share of $1.39, including stock-based compensation expense of $14.0 million; and

     --   Non-GAAP diluted net income per share of $1.78.

     Full Year 2007 Guidance

     Forward-looking guidance for the full year ending December 31, 2007, is as follows:

     --   Revenue of $380 million;

     -- GAAP diluted net income per share of $1.74, including stock-based compensation expense of $15.3 million and an annual effective tax rate of 32 percent; and

     --   Non-GAAP diluted net income per share of $2.14.

     Digital River will hold a third quarter conference call today at 4:45 p.m. Eastern Daylight Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2006q3earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 7953094 and dialing 800-922-0755 inside the United States or Canada, or by calling 973-935-2406 from international locations. A webcast replay of the call will be archived on the Company's corporate Web site.

     About Digital River, Inc.

     Digital River, Inc., a global leader in e-commerce outsourcing, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

     Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Taipei, Taiwan; and Tokyo, Japan. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

     Forward-Looking Statements

     This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its global business infrastructure, and future financial performance as well as statements containing the words "anticipates," "believes," "plans," "will" or "expects" and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2005. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

     The forward-looking statements regarding fourth quarter 2006 and full year 2006 and 2007 reflect Digital River's expectations as of October 26, 2006. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates, and that no additional intangible assets are recorded. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

     Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.


Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets                 As of
                                            September 30, December 31,
                                            --------------------------
                                                2006          2005
                                            ------------- ------------
Assets
--------------------------------------------
  Current assets
    Cash and cash equivalents                   $335,676     $131,770
    Short-term investments                       240,643      220,569
    Accounts receivable, net                      39,698       34,883
    Deferred income taxes                         13,068       22,251
    Prepaid expenses and other                     5,380        3,741
                                            ------------- ------------
      Total current assets                       634,465      413,214
  Property and equipment, net                     24,127       17,955
  Goodwill                                       238,305      195,299
  Intangible assets, net                          23,222       20,054
  Deferred income taxes                            4,132       10,444
  Other assets                                    11,912       12,174
                                            ------------- ------------
  Total assets                                  $936,163     $669,140
                                            ============= ============
Liabilities and stockholders' equity
--------------------------------------------
  Current liabilities
    Accounts payable                            $128,082     $127,846
    Accrued payroll                               12,848        8,866
    Deferred revenue                               7,012        5,403
    Accrued acquisition costs                      6,004        5,651
    Other accrued liabilities                     28,097       21,210
                                            ------------- ------------
      Total current liabilities                  182,043      168,976
  Non-current liabilities
    Convertible senior notes                     195,000      195,000
    Deferred income taxes                              -           22
                                            ------------- ------------
      Total non-current liabilities              195,000      195,022
                                            ------------- ------------
  Total liabilities                              377,043      363,998
                                            ------------- ------------
  Stockholders' equity
    Common stock                                     398          350
    Additional paid-in capital                   513,718      315,489
    Deferred compensation                              -       (1,942)
    Retained earnings/(accumulated deficit)       38,128       (6,324)
    Accumulated other comprehensive
     income/(loss)                                 6,876       (2,431)
                                            ------------- ------------
    Stockholders' equity                         559,120      305,142
                                            ------------- ------------
  Total liabilities and stockholders' equity    $936,163     $669,140
                                            ============= ============


Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                               Three months ended   Nine months ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                  2006      2005     2006      2005
                               ---------- -------- --------- ---------
Revenue                          $75,337  $53,179  $224,628  $158,851
Costs and expenses:                    -
  Direct cost of services          1,912    1,050     5,689     3,538
  Network and infrastructure       7,761    4,983    21,502    14,199
  Sales and marketing             28,451   16,713    83,018    48,829
  Product research and
   development                     8,338    5,210    23,428    14,796
  General and administrative       8,054    5,294    24,551    16,210
  Depreciation and amortization    2,943    2,308     7,671     6,805
  Amortization of acquisition-
   related intangibles             3,313    2,089     9,191     6,595
                               ---------- -------- --------- ---------
Total costs and expenses          60,772   37,647   175,050   110,972
                               ---------- -------- --------- ---------
    Income from operations        14,565   15,532    49,578    47,879
                               ---------- -------- --------- ---------
Other income, net                  5,804    1,526    15,131     3,572
                               ---------- -------- --------- ---------
    Income before income tax
     expense                      20,369   17,058    64,709    51,451
Income tax expense                 5,581    4,700    20,255    14,830
                               ---------- -------- --------- ---------
    Net income                   $14,788  $12,358   $44,454   $36,621
                               ========== ======== ========= =========

Net income per share - basic       $0.37    $0.35     $1.17     $1.07
                               ========== ======== ========= =========
Net income per share - diluted     $0.33    $0.31     $1.04     $0.92
                               ========== ======== ========= =========
Shares used in per share
 calculation - basic              39,619   34,824    38,126    34,342
Shares used in per share
 calculation - diluted            45,666   41,972    44,107    41,558



Calculation of GAAP Diluted Net
 Income Per Share

                               Three months ended   Nine months ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                  2006      2005     2006      2005
                               ---------- -------- --------- ---------
GAAP net income                  $14,788  $12,358   $44,454   $36,621
Add back debt interest expense
 and issuance cost
 amortization, net of tax
 benefit                             435      501     1,305     1,470
                               ---------- -------- --------- ---------
Adjusted net income for GAAP
 EPS calculation                 $15,223  $12,859   $45,759   $38,091
                               ========== ======== ========= =========

Net income per share - diluted     $0.33    $0.31     $1.04     $0.92
                               ========== ======== ========= =========
Shares used in per share
 calculation - diluted            45,666   41,972    44,107    41,558


Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of Cash Flows
                                                    Nine months ended
                                                      September 30,
                                                   -------------------
                                                     2006      2005
                                                   --------- ---------
Operating Activities:
---------------------------------------------------
Net income                                          $44,454   $36,621
   Adjustments to reconcile net income to net cash
    provided by operating activities:
    Amortization of acquisition-related intangibles   9,191     6,595
    Change in accounts receivable allowance, net of
     acquisitions                                       426      (257)
    Depreciation and amortization                     7,671     6,715
    Stock-based compensation expense related to
     stock-based compensation plans                  10,389         -
    Tax benefit of stock-based compensation               -    10,496
    Excess tax benefit from stock-based
     compensation                                    (3,032)        -
    Deferred and other income taxes                  17,676     3,030
    Change in operating assets and liabilities (net
     of acquisitions):
      Accounts receivable                            (2,351)   (2,431)
      Prepaid and other assets                         (291)     (987)
      Accounts payable                               (7,028)      499
      Deferred revenue                                  881       527
      Income tax payable                              1,022     4,064
      Accrued payroll and other accrued liabilities   5,679      (569)
                                                   --------- ---------
        Net cash provided by operating activities    84,687    64,303
                                                   --------- ---------

Investing Activities:
---------------------------------------------------
   Purchases of investments                        (135,911) (144,509)
   Sales of investments                             116,446    97,427
   Cash paid for acquisitions, net of cash received (37,998) (9,482) Purchases of property, equipment and capitalized
    software                                        (12,825)   (7,318)
                                                   --------- ---------
        Net cash used in investing activities       (70,288)  (63,882)
                                                   --------- ---------

Financing Activities:
---------------------------------------------------
   Proceeds from sale of common stock               172,700         -
   Exercise of stock options                         10,579    22,154
   Sales of common stock under employee stock
    purchase plan                                       933     1,488
   Excess tax benefit from stock-based compensation   3,032         -
   Repurchase of common stock                             -    (3,205)
                                                   --------- ---------
        Net cash provided by financing activities   187,244    20,437
                                                   --------- ---------
 Effect of exchange rate changes on cash              2,263    (3,524)
                                                   --------- ---------
 Net increase in cash and cash equivalents          203,906    17,334
 Cash and cash equivalents, beginning of period     131,770   127,734

                                                   --------- ---------
 Cash and cash equivalents, end of period          $335,676  $145,068
                                                   ========= =========

                                                   --------- ---------
 Cash paid for interest on Convertible Senior Notes  $2,438    $2,641
                                                   ========= =========


Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
Calculation of Historical non-GAAP Diluted Net Income Per Share
                                                             Twelve
                                                              months
                               Three months ended             ended
                      ------------------------------------- ----------
                      March 31, June 30, Sept. 30, Dec. 31,  Dec. 31,
                        2005      2005      2005     2005      2005
                      ------------------------------------- ----------
GAAP pre-tax income    $18,937   $15,456   $17,058 $20,229    $71,680
 Add back:
  amortization of
  acquisition-related
  intangibles            2,396     2,110     2,089   2,135      8,730
 Add back: stock-based
  compensation expense       -         -         -       -          -
                      ------------------------------------- ----------
Non-GAAP pre-tax
 income                 21,333    17,566    19,147  22,364     80,410
Income tax expense @
 31%                     6,613     5,445     5,936   6,933     24,927
                      ------------------------------------- ----------
Non-GAAP net income    $14,720   $12,121   $13,211 $15,431    $55,483
                      ===================================== ==========

Non-GAAP net income
 per share - diluted     $0.36     $0.29     $0.31   $0.37      $1.34
                      ===================================== ==========

Shares used in per
 share calculation -
 diluted                41,454    41,154    41,972  41,244     41,448

                                                              Nine
                                                              months
                           Three months ended                 ended
                      -----------------------------         ----------
                      March 31, June 30, Sept. 30,          Sept. 30,
                        2006      2006      2006               2006
                      -----------------------------         ----------
GAAP pre-tax income    $23,759   $20,581   $20,369            $64,709
 Add back:
  amortization of
  acquisition-related
  intangibles            2,840     3,038     3,313              9,191
 Add back: stock-based
  compensation expense   3,413     3,519     3,456             10,388
                      -----------------------------         ----------
Non-GAAP pre-tax
 income                 30,012    27,138    27,138             84,288
Income tax expense @
 31%                     9,304     8,413     8,413             26,129
                      -----------------------------         ----------
Non-GAAP net income    $20,708   $18,725   $18,725            $58,159
                      =============================         ==========

Non-GAAP net income
 per share - diluted     $0.50     $0.41     $0.41              $1.32
                      =============================         ==========

Shares used in per
 share calculation -
 diluted                41,154    45,458    45,666             44,107



Breakdown of stock-
 based compensation
 expense
                                                              Nine
                                                              months
                           Three months ended                 ended
                      -----------------------------         ----------
                      March 31, June 30, Sept. 30,          Sept. 30,
                        2006      2006      2006               2006
                      -----------------------------         ----------
  Direct cost of
   services               $214      $218      $197               $629
  Network and
   infrastructure           86        84        78                248
  Sales and marketing    1,289     1,323     1,268              3,880
  Product research and
   development             585       591       556              1,732
  General and
   administrative        1,239     1,303     1,357              3,899
                      -----------------------------         ----------
Total                   $3,413    $3,519    $3,456            $10,388
                      =============================         ==========



Non-GAAP Guidance
 Reconciliation
                      Q4 - 2006           FY-2006            FY-2007
                      Guidance            Guidance           Guidance
                      ---------          ----------         ----------
Expected GAAP net
 income per share -
 diluted                 $0.35               $1.39              $1.74
Add back amortization
 of acquisition-
 related costs            0.07                0.28               0.26
Add back stock-based
 compensation expense     0.08                0.31               0.33
Tax variability          (0.03)              (0.16)             (0.15)
Deduct impact of
 contingent
 convertible notes       (0.01)              (0.04)             (0.04)
                      ---------          ----------         ----------
Expected non-GAAP
 diluted net income
 per share               $0.46               $1.78              $2.14
                      =========          ==========         ==========


     CONTACT: Digital River, Inc.
              Investor Contact:
              Bob Kleiber, 952-540-3024
              Vice President, Investor Relations
              bkleiber@digitalriver.com
              or
              Media Contact:
              Gerri Dyrek, 952-253-8396
              Director, Public Relations
              gdyrek@digitalriver.com